SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                        SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
     [x]  Preliminary Proxy Statement- Amendment No. 1
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Eastco Industrial Safety Corp.
             (Name of Registrant as Specified in Its Charter)

                      Eastco Industrial Safety Corp.
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or Item 22(a)(2) of Schedule 14A
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          (1) Title of each class of securities to which transaction applies:___________________________________________________

          (2)  Aggregate number of securities to which transaction applies:
               ___________________________________________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _____________

          (4)  Proposed maximum aggregate value of transaction:
               ___________________________________________________________

          (5)  Total Fee Paid: ___________________________________________

     [X]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:____________________________________

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing party:______________________________________________

          (4)  Date filed:____________________________________________

                         EASTCO INDUSTRIAL SAFETY CORP.
                             130 West 10th Street
                        Huntington Station, New York 11746
                     ________________________________________

                     NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     _________________________________________

A special meeting of the stockholders of Eastco Industrial Safety Corp. will be held on August 12, 1996 at 9:30 a.m., local time, at the Company's office located at 130 West 10th Street, Huntington Station, New York 11746. The meeting is called for the following purposes:

     AUTHORIZATION OF AMENDMENT TO COMPANY'S CERTIFICATE OF
     INCORPORATION TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT

To authorize an amendment to the Company's certificate of incorporation to effect a one-for-ten reverse stock split (the "Reverse Split") of all issued shares of the Company's Common Stock.

     AUTHORIZATION OF AMENDMENT TO COMPANY'S CERTIFICATE OF
     INCORPORATION TO AUTHORIZE PREFERRED STOCK

To authorize an amendment to the Company's certificate of incorporation to authorize a class of preferred stock consisting of 1,000,000 shares issuable in series and having such designations, powers, preferences, rights and restrictions as may be determined by the board of directors.

     APPROVAL OF 1996 INCENTIVE STOCK OPTION PLAN

Subject to the approval of the Reverse Split, to approve the adoption of a 1996 Incentive Stock Option Plan for the issuance of 300,000 shares (post-Reverse Split) to key employees of the Company.

     APPROVAL OF 1996 NON-QUALIFIED STOCK OPTION PLAN

Subject to the approval of the Reverse Split, to approve the adoption of the 1996 Non-Qualified Stock Option Plan for the issuance of up to 300,000 shares (post-Reverse Split) to key employees of the Company.

     TRANSACTION OF OTHER BUSINESS

To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on July 9, 1996 are entitled to receive notice of, and to vote at, this meeting. Sending in your proxy will not prevent your attending and voting at the meeting in person should you later decide to do so.

The accompanying form of proxy is solicited by the board of directors of the Company. Reference is made to the enclosed proxy statement for further information with respect to the business to be transacted at the meeting.

If you do not expect to attend the meeting in person, please sign and date the enclosed proxy and mail it promptly in the enclosed envelope.

By order of the board of directors.

                                             ALAN E. DENSEN
                                             President
DATED: July 10, 1996

                       EASTCO INDUSTRIAL SAFETY CORP.

                           130 West 10th Street
                    Huntington Station, New York 11746
                    __________________________________

                              PROXY STATEMENT
                    __________________________________

The proxy statement mailed to stockholders commencing approximately July 12, 1996 is furnished in connection with the solicitation of proxies by the board of directors of Eastco Industrial Safety Corp. (the "Company") in connection with a special meeting of stockholders (the "Special Meeting") of the Company to be held August 12, 1996 at 9:30 a.m. at the offices of the Company located at 130 West 10th Street, Huntington Station, New York 11746. Proxies will be voted in accordance with directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the action described in the proxy statement.

A proxy in the enclosed form may be revoked at any time, prior to it being voted at the Special Meeting, by sending a subsequently dated proxy or by giving written notice to the Company, in each case to the attention of Anthony P. Towell, Secretary, at the address set forth above. Stockholders who attend the meeting may withdraw their proxies at any time before their shares are voted by voting their shares in person.

The expense of the solicitation of proxies for the meeting, including the cost of preparing, assembling and mailing the notice, proxy card and proxy statement, the handling and tabulation of proxies received and the charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents of the proxy material to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone and telegraph by directors, officers or regular employees of the Company. It is estimated that the total cost of proxy solicitations by the Company will not exceed $10,000.

The matters to be considered at this Special Meeting will be (a) the authorization of an amendment to the Company's certificate of incorporation to effect a one-for-ten reverse stock split of all issued shares of the Company's Common Stock; (b) the authorization of an amendment to the Company's certificate of incorporation to authorize a class of preferred stock; (c) the approval of the 1996 Incentive Stock Option Plan; and (d) the approval of the 1996 Non-Qualified Stock Option Plan. The Company is aware of no other matters to be presented for action at the meeting.

Under SEC rules, boxes are provided on the proxy card for stockholders to mark if they wish either to abstain on one or more of the proposals.

               OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Company's voting securities consist solely of Common Stock. Holders of Common Stock at the close of business on July 9, 1996 will be entitled to vote. Each share of Common Stock entitles the holder to one (1) vote on each matter to be voted upon. On the record date there were outstanding 8,794,883 shares of Common Stock.

                       STOCK OWNERSHIP OF DIRECTORS

The following table sets forth as of July 9, 1996, the number of shares of Common Stock owned by each of the present directors of the Company, together with certain information with respect to each:

                                        Number of
                                        Shares
                         Director       Beneficially        Percent
Name(Age)                Since          Owned  (1)          (1)
- ---------                --------       ------------        -------
Alan E. Densen (61)        1958         593,958(2)(5)(9)      6.4%

Anthony P. Towell (64)     1989       1,387,647(3)(5)(9)     13.7%

Lawrence Densen (37)       1986         536,083(4)(5)(9)      5.8%

Dr. Martin Fleisher (58)   1989          10,000(6)               *

James Favia (61)           1995          20,000(7)               *

Herbert Schneiderman (64)  1995          38,333(8)               *

All officers and directors
     as a group (6 persons)           2,586,021               23.0%
___________________
*   Less than 1%

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. All references in this Proxy Statement to shares outstanding reflect all adjustments to options and warrants in effect as of the date of this Proxy Statement.

(2) Includes warrants, held by Mr. Densen's wife, to acquire 16,667 shares of Common Stock, exercisable at $1.30 per share which expire April 11, 1999. Also includes incentive stock options granted under the 1994 Plan to acquire 20,000 shares of Common Stock, exercisable at $1.0625 which expire January 19, 2005. Amount indicated does not include shares beneficially owned by Lawrence Densen, son of Alan E. Densen.

(3) Includes 15,000 Class A Warrants; warrants, held by Mr. Towell's wife, to acquire 16,667 shares of Common Stock, exercisable at $1.30 per share which expire April 11, 1999; and incentive stock options granted under the 1994 Plan to acquire 20,000 shares of Common Stock, exercisable at

     $1.0625 which expire January 19, 2005. Also includes warrants to acquire 826,710 shares of Common Stock exercisable at $0.629 per share which expire April 11, 1999.

(4) Does not include shares beneficially owned by Alan E. Densen, father of Lawrence Densen. Includes 7,000 Class A Warrants; incentive stock options granted under the 1983 Incentive Stock Option Plan (the "1983 Plan") to acquire 6,250 shares which expire December 17, 1996 and are exercisable at $2.6664 per share; incentive stock options granted under the 1983 Plan to acquire 563 shares of Common Stock which expire May 31, 1998 and are exercisable at $3.00 per share; and incentive stock options granted under the 1994 Plan to acquire 20,000 shares of Common Stock, which expire January 19, 2005 and are exercisable at $1.0625.

(5)  Includes non-qualified options to acquire 400,792 shares to each Messrs.
     A. Densen, A. Towell and L. Densen exercisable until January 19, 2005 at an exercise price of $0.5302. Does not include options to acquire an additional 400,792 shares to each Messrs. A. Densen, A. Towell and L. Densen which cannot be exercised until January 20, 2000 unless the pre-tax profit for fiscal 1996 is greater than $250,000. See "Certain Relationships and Related Transactions".

(6) Includes stock options to acquire 10,000 shares of Common Stock at an exercise price of $1.6875 per share until July 26, 2000.

(7) Includes stock options to acquire 10,000 shares of Common Stock at an exercise price of $1.6875 per share until July 26, 2000.

(8) Includes warrants to acquire 8,333 shares of Common Stock exercisable at $1.30 per share until April 11, 1999 and options to acquire 10,000 shares of Common Stock at an exercise price of $1.6875 per share until July 26, 2000.

(9) Includes warrants to acquire 83,478 shares of Common Stock exercisable at $0.5771 per share, which expire February 22, 2001. See "Certain Relationships and Related Transactions".

As of July 9, 1996 the directors and executive officers of the Company, six persons, owned of record and beneficially a total of 2,586,021 shares (including warrants and options to acquire 2,440,000 shares) representing 23.0% of the issued and outstanding Common Stock of the Company. The foregoing assumes the exercise of all of the outstanding options and warrants held by each of such persons, and reflects all shares as adjusted.

Alan E. Densen has been President, Chief Executive Officer and a director of the Company since 1958 (except for the period September 1993 to January 1994, when he served as its Senior Vice President). He was also Treasurer and Chief Financial Officer of the Company through 1992.

Lawrence Densen, Senior Vice President and director of the Company, has been a Vice President and a director of the Company since 1986.

Anthony P. Towell has been the Company's Vice President of Finance, Treasurer, and Chief Financial Officer since 1992, its Secretary since 1993, and from 1989 to 1992 its Vice President. He has been a director of the Company since 1989. He is a director, since 1988, of Nytest Environmental Inc. ("Nytest"), a hazardous waste testing company. Mr. Towell is also a director, since 1991, of Ameridata Technologies, Inc. ("Ameridata"), a provider of computer products and services. The common stock of Nytest and Ameridata are registered under Section 12(g) and (b), respectively, of the Securities Exchange Act of 1934. He was a director of New York Testing Laboratories, Inc. ("NYT"), a laboratory testing company and manufacturer of automotive accessories, from 1988 to 1995.

Dr. Martin Fleisher, who holds a Ph.D. in biochemistry from New York University, has been attending clinical chemist at Memorial Sloan-Kettering Cancer Center since 1967. He has been a director of the Company since 1989. He devotes only a limited portion of his time to the business of the Company.

James Favia is a consultant to Donald & Co. ("Donald") who acts as the Company's investment advisor. He is a chartered financial analyst and has an MBA in finance which he obtained from New York University in 1959. He became a director of the Company on July 26, 1995. He was a director of T.J. Systems until November, 1994. The common stock of T.J. Systems is registered under Section 12(g) of the Securities Exchange Act of 1934. He devotes only a limited portion of his time to the business of the Company.

Herbert Schneiderman is President of the Casablanca Group, L.P., a manufacturer of diversified women's sportswear. He became a director of the Company on July 26, 1995. He devotes only a limited portion of his time to the business of the Company.


                    PRINCIPAL HOLDERS OF SECURITIES(1)

The following table sets forth, as of July 9, 1996, the ownership with respect to each person known to own beneficially more than 5% of the Company's common stock:

                Name and Address      Amount and Nature      Percent
Title of Class  of Beneficial Owner   of Beneficial Owner(1) of Class
- --------------  -------------------   -------------------   -----------
Common Stock        Alan E. Densen        593,958(2)(5)(6)     6.4%
$0.12 par value     130 W. 10th Street
                    Huntington Station, NY

Common Stock        Anthony P. Towell     1,387,647(3)(5)(6)   13.7%
$0.12 par value     130 W. 10th Street
                    Huntington Station, NY

Common Stock        Lawrence Densen       536,083(4)(5)(6)     5.8%
$0.12 par value     130 W. 10th Street
                    Huntington Station, NY

(1) See footnote (1) under "Stock Ownership of Directors," above.

(2) See footnote (2) under "Stock Ownership of Directors," above.

(3) See footnote (3) under "Stock Ownership of Directors," above.

(4) See footnote (4) under "Stock Ownership of Directors," above.

(5) See footnote (5) under "Stock Ownership of Directors," above.

(6) See footnote (9) under "Stock Ownership of Directors," above.


See "Certain Relationships and Related Transactions" regarding completion of private placement offerings on June 28, 1996 and July 8, 1996, pursuant to which the Company issued 3,990,000 shares and 1,140,000 shares, respectively at $0.15 per share.


                         EXECUTIVE COMPENSATION

Summary

The following describes the components of the total compensation of the CEO of the Company. No executive, other than the CEO had a total annual salary and bonus for the three years ended June 30, 1995 which exceeded $100,000.

                        Summary Compensation Table

                 Annual Compensation              Long term compensation
               ------------------------  --------------------------------------
                                              Awards              Payouts
                                         ------------------   -----------------
                                Other             Securities            All
Name and                        annual Restricted underlying  LTIP     other
principal      Salary  Bonus   compen-    stock    options / payouts  compen-
position  Year  ($)    ($)     sation($) award(s)($) SARs (#)  ($)    sation($)
- --------  ----  ------ -----  ---------- --------- ---------- ------  --------
Alan E. 1995    107,930  -0-   32,875(3)   -0-     821,584(2)  -0-      -0-
Densen, 1994(1) 117,154  -0-   30,078(3)   -0-        -0-      -0-      -0-
CEO     1993    168,801  -0-   30,078(3)   -0-        -0-      -0-      -0-

(1) From September, 1993 to January, 1994, Mr. Densen was not CEO; he served as Senior Vice President.

(2) Includes incentive stock options granted January 20, 1995 to acquire 20,000 shares at $1.0625 as well as non-qualified stock options to acquire 400,792 shares exercisable at $0.5302 per share, at the closing market price on such date, each exercisable until January 19, 2005. The non-qualified options cannot be exercised during the first five years unless (a) the audited pre-tax profit for fiscal 1995 is greater than $50,000, then options to acquire 400,792 shares of Common Stock may be exercised and
     (b) the audited pre-tax profit for fiscal 1996 is greater than $250,000, then options to purchase the remaining 400,792 shares of Common Stock may be exercised. It was determined in September 1995 that the non-qualified options can now be exercised for 400,792 shares of Common Stock only.

(3) Primarily life insurance premiums on the life of Alan E. Densen owned by Mr. Densen's wife and paid for by the Company.


For fiscal year ended June 30, 1996, Alan E. Densen's salary and other compensation is anticipated to be $153,333. Lawrence Densen's anticipated salary and other compensation for fiscal year ended June 30, 1996 is anticipated to be $106,438. Lawrence Densen's salary and other compensation for the prior three fiscal years has been: (i) $89,130 for fiscal year ended June 30, 1995; (ii) $86,936 for fiscal year ended June 30, 1994; and
(iii) $84,030 for fiscal year ended June 30, 1993. See "Options and Warrants Granted Subsequent to June 30, 1995" with respect to warrants granted to Messrs. A. Densen, L. Densen, and A. Towell in February, 1996.

Stock Options

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              [Individual Grants]

           Number of         Percent of
          securities        total options /
          underlying        SARs granted           Exercise
          Options/SARs        in fiscal            or base         Expiration
Name      granted (#)(1)       year (1)          price ($/Sh)        Date
- -----     --------------    --------------       -------------     -----------
Alan E.    20,000               23.5%               1.0625          1/19/05
Densen,
CEO       801,584               33.3%               0.5302          1/19/05

(1)  See note (2) above in the Summary Compensation Table.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES
                                                  Number
                                              of securities          Value
                                               underlying      unexercised in-
                                               unexercised   the-money options
            Shares                         SARs at FY-end (#) SARs at FY-end($)
          acquired on          Value           exercisable /      exercisable /
Name      exercise (#)       realized ($)      unexersisable   unexercisable(1)
- -----     --------------    --------------     -------------   ----------------
Alan E.       -0-              -0-             20,000/ -0-       13,750/ -0-
Densen,
CEO           -0-              -0-           400,792/400,792   248,925/248,925

(1)  See footnote (2) above in the Summary Compensation Table.

Employment Agreements and Change in Control Features

As of July 1, 1995, Alan E. Densen entered into a new employment agreement replacing an earlier employment agreement which commenced as of the effective date of the Company's 1994 public offering. The employment agreement with Alan E. Densen provides for him to serve as the Company's President for a term of five years. At the end of each fiscal year during the term of the agreement, the agreement is automatically extended for one additional year to be added at the end of the then current term of the agreement, unless the Board of Directors determines not to extend the agreement. The base annual salary is $125,000 for fiscal 1996 which shall be increased at the beginning of each fiscal year commencing July 1, 1996, at the discretion of the Board of Directors. Each increase is not to be less than 10% of the minimum compensation paid to the employee in the prior fiscal year. Mr. Densen is also eligible to receive an annual bonus equal to 3 1/3% of the Company's earnings before interest and taxes for the fiscal year ended June 30, 1996 and each fiscal year thereafter during the term of the agreement. The bonus is to be paid within 30 days after the completion of the Company's audited financial statements for each fiscal year and is to be paid in cash or registered shares of common stock of the Company. In addition, Mr. Densen, in accordance with Company policy, is entitled to receive reimbursement of ordinary and necessary business expenses, a monthly automobile allowance of $700 and disability, medical and hospitalization insurance.

The employment agreement entered into by Alan E. Densen includes provisions that provide for his right to terminate the agreement and thereby receive additional compensation, as provided below, in the event that he is not elected or retained as President and a director of the Company; the Company acts to materially reduce his duties and responsibilities under the agreement; the Company changes the geographic location of his duties to a location from the New York metropolitan area; his base compensation is reduced by 10% or more; any successor to the Company fails to assume the agreement; any other material breach of the agreement which is not cured by the Company within 30 days; and a "Change of Control" by which a person, other than a person who is an officer and/or director of the Company as of the effective date of the agreements, or a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of 20% or more of the combined voting power of the then outstanding securities of the Company.

In the event that Mr. Densen terminates his position because of any of the aforesaid reasons other than a "Change of Control", or if the Company terminates his employment in any way that is a breach of the agreement by the employer, Mr. Densen shall be entitled to receive, in addition to his salary continuation, as a bonus, a cash payment equal to his total base salary plus projected expenses and bonuses for the remainder of the term thereof, payable within 30 days of termination and all stock options, warrants and other stock appreciation rights granted by the Company to him shall become immediately exercisable at an exercise price of $0.10 per share. In the event that he owns or is entitled to receive any unregistered securities of the Company, than the Company shall register such securities within 120 days of the his termination.

In the event that there is a "Change of Control", Mr. Densen shall be paid within 30 days thereof a one-time bonus equal to his total minimum base salary for the next three years and he shall be immediately reimbursed for all amounts not yet received for his participation in the $250,000 junior participation in the loans made to the Company from Congress Financial Corporation ("Congress") made during September 1993, without regard to whether such amount is currently due pursuant to the terms thereof. Similar provisions are contained in each of the employment agreements with Messrs. L. Densen and A. Towell.

Messrs. A. Densen, L. Densen, and A. Towell have waived: (i) their right to bonuses based upon the Company's earnings for the fiscal years ended June 30, 1996 and June 30, 1997; (ii) compensation payable in the event of a Change in Control with respect to the Private Placement and anticipated Proposed Standby Rights Offering referred to in "Certain Relationships and Related Transactions"; and (iii) their right to terminate their relationship with the Company, as per the terms of their respective employment agreements.

During February 1996, Messrs. A. Densen, L. Densen, and A. Towell guaranteed to Congress overadvances to the Company of up to $500,000 in excess of the Company's eligible borrowings. The Company issued warrants for a term of five years in consideration for their guaranty to each Messrs. A. Densen, L. Densen, and A. Towell to purchase 83,478 shares of Common Stock at an exercise price of $0.5771 per share commencing February 23, 1996. The overadvances have since been repaid and their guarantees have been returned to them.

       COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. J. Favia, M. Fleisher, and H. Schneiderman are members of the Company's Compensation Committee. No members of the Compensation
Committee served as officers or employees of the Company.

See "Certain Relationships and Related Transactions" regarding Mr. Schneiderman's ownership of certain warrants issued in connection with a reduction of indebtedness regarding the Company's premises. On January 31, 1995, the exercise price of such warrants were reduced to $1.30 per share and extended until April 11, 1999.

Reference should also be made to " and Related Transactions" with regard to warrants granted to Donald & Co. Securities Inc. ("Donald"). James Favia, a director of the Company, serves as a consultant to Donald.

On July 26, 1995, the board of directors granted non-qualified options to acquire 10,000 shares of Common Stock to each of Martin Fleisher, James Favia and Herbert Schneiderman. The options are exercisable at a price of $1.6875 per share and expire on the earlier of July 26, 2000 or within thirty days of the termination of their position as a director.

                   1983 INCENTIVE STOCK OPTION PLAN

On June 23, 1983 the board of directors approved a 1983 Incentive Stock Option Plan under then Section 422A of the Internal Revenue Code which was approved by the stockholders on February 28, 1984. Options to acquire a total of 56,250 shares of Common Stock were authorized to be issued under the 1983 Plan. As of July 9, 1996, options to acquire 8,654 shares of Common Stock remain outstanding at exercise prices between $2.6664 and $3.00 per share, including options granted to Lawrence Densen to acquire 6,250 shares exercisable at $2.6664 per share until December 17, 1996 and options to acquire 563 shares exercisable at $3.00 per share until May 31, 1998. The 1983 Plan expired on June 22, 1993 and no additional options may be issued thereunder.

                   1992 INCENTIVE STOCK OPTION PLAN

In December 1992, the board of directors and the shareholders of the Company adopted the Company's 1992 stock option plan (the "1992 Plan"). The 1992 Plan provides incentives in the form of incentive stock options ("ISO's") and reserved 200,000 shares for issuance. As of July 9, 1996, 3,000 ISO's exercisable at $3.00 per share are outstanding under the 1992 Plan. The Company has agreed not to issue any further options under the 1992 Plan.

                   1994 INCENTIVE STOCK OPTION PLAN

On January 28, 1994, the board of directors adopted the 1994 Incentive Stock Option Plan under Section 422 of the Internal Revenue Code which was approved by the stockholders on December 15, 1994. A total of 100,000 shares were authorized to be issued under the 1994 Plan. The 1994 Plan expires on January 27, 2004 and no additional options may be issued after such date.

The following summary provides a description of the significant provisions of the 1994 Plan. However, such summary is qualified in its entirety by reference to the full text of the 1994 Plan.

Eligibility to participate in the 1994 Plan is limited to employees of the Company and its subsidiaries. The term of an option will not exceed 10 years. Options will not be transferable except upon death and, in such event, transferability will be effected by will or by the laws of descent and distribution.

Options which are granted by the board of directors under the 1994 Plan are subject to the following limitations: (i) options may not be granted at less than 100% of fair market value at the time of grant, (ii) options granted to employees who own more than 10% of the Company's outstanding Common Stock will be granted at not less than 110% of the fair market value for a term of five years, and (iii) the aggregate market value of the Common Stock for which options are exercisable during any calendar year by an individual is limited to $100,000, but the value may exceed $100,000 for which options may be granted to an individual.

For purposes of the 1994 Plan, fair market value is the last price for the Company's Common Stock as quoted by NASDAQ.

No disposition of Common Stock received upon exercise of Options shall be made within two (2) years from the date of grant of the Option nor within one (1) year after the exercise.

The 1994 Plan provides that the payment of the exercise price of options shall be in cash or in shares of the Company's Common Stock of equivalent value.

An option granted under the 1994 Plan may not be exercised unless, at the time of exercise, the optionee is then in the Company's employ and has completed at least twelve (12) months of continuous employment with the Company from the date of grant of the option.

In the event of any future recapitalization, reorganization, split-up or consolidation of shares, the number of shares and exercise price shall be adjusted.

Schedule of Options Under 1994 Plan
- -----------------------------------
Unexercised Options

The table set forth below provides to July 9, 1996 a schedule of unexercised options heretofore granted by the Company pursuant to the 1994 Plan. All options herein may not be exercised unless, at the time of exercise, the optionee is then in the Company's employ and has completed at least twelve (12) months of continuous employment with the Company from the date of grant of the option.

                    Aggregate
                    Number
                    of Shares Exercise
Date of             Subject   Price          Date
Grant Option        To Option Per Share(1)   of Expiration
- ------------        --------- -----------    -------------
January 20, 1995    85,000    $1.0625        January 19, 2005

________
(1) The exercise price of the options equals the fair market value of the Company's Common Stock on the date of grant.

Exercised Options

As of July 9, 1996, no options under the 1994 Plan have been exercised.

Remaining Options

15,000 additional options may be granted under the 1994 Plan.

                    Options Granted and Exercised
                    -----------------------------
                              During the
                              ----------
                Three Fiscal Years Ended June 30, 1995
                --------------------------------------

Options Granted

During the three fiscal years ended June 30, 1995, no options were granted to employees under the 1983 Plan and 8,654 remain outstanding, 3,000 options were granted and remain outstanding under the 1992 Plan and 85,000 options were granted and remain outstanding under the 1994 Plan to employees, including 20,000 options granted on January 20, 1995 at an exercise price of $1.0625 to each of Messrs. A. Densen, Towell and L. Densen which options expire on January 19, 2005. See " and Related Transactions" with respect to non-qualified options granted to Messrs. A. Densen, L. Densen, and A. Towell on January 20, 1995.

Options Exercised

No options were exercised during the three fiscal years ended June 30, 1995.

                Options and Warrants Granted Subsequent
                           to June 30, 1995
                           ----------------
On July 26, 1995, Messrs. J. Favia, M. Fleisher, and H. Schneiderman were each granted non-qualified stock options to acquire 10,000 shares of Common Stock at an exercise price of $1.6875 per share until July 26, 2000.

During February 1996, in consideration for their guaranty to Congress of Company overadvances, Messrs. A. Densen, L. Densen. and A. Towell were each issued warrants for a term of five years to purchase 83,478 shares of Common Stock at $0.5771 per share commencing February 23, 1996. This guaranty has since been returned to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During September 1993, the Company's lender, Congress, agreed to provide an overadvance to the Company of $500,000. In connection therewith, Messrs. A. Densen, L. Densen and A. Towell obtained a junior participation interest from Congress by advancing $250,000 of their funds to Congress. $250,000 of this overadvance was repaid to Congress during fiscal 1994. The balance of $250,000 will be repaid by Congress, at its option, to Messrs. A. Densen, L. Densen and A. Towell, subject to the availability of funds. Mr. L. Densen was repaid $35,000 in full by Congress during May, 1996.

A group of investors (the "Associates") holds a first mortgage on the Company's executive offices and warehouse facility in the principal amount of $494,109 as of May 31, 1996. The wives of Alan E. Densen and Anthony P. Towell, executive officers and directors of the Company, and Herbert Schneiderman, a director of the Company, are members of Associates. During the year ended June 30, 1995, the Company paid Associates $121,108 in principal and interest on the mortgage. For the first eleven months, to May 31, 1996, of the ensuing fiscal year, $111,016 of principal and interest was paid on this mortgage.

On January 20, 1995, the Company granted non-qualified options to acquire 400,792 shares of Common Stock to each Messrs. A. Densen, A. Towell, and
L. Densen. These options are exercisable until January 19, 2005 at an exercise price of $0.5302, and are subject to anti-dilution provisions. These options were granted in consideration of previous sacrifices including reduction in salaries, cancellation of options, and other surrendered benefits by executive officers as well as the turnaround performance achieved by the Company. The turnaround achieved by the Company in its performance can be directly related to the efforts of Messrs. A. Densen, A. Towell, and L. Densen. These options cannot be exercised during the first five years unless (a) the pre-tax profit for fiscal 1995 is greater than $50,000, then options to acquire 400,792 shares of Common Stock may be exercised and (b) the pre-tax profit for fiscal 1996 is greater than $250,000, then options to purchase the remaining 400,792 shares of Common Stock may be exercised. It was determined in September 1995 that these options can now be exercised for 400,792 shares of Common Stock and such 400,792 shares are included in the table in the section entitled "Stock Ownership of Directors".

On January 31, 1995, the Company's board of directors reduced the exercise price of the 2.3 million outstanding Class A Warrants issued in connection with the 1994 Public Offering to $1.30 per share. At the same time, the board of directors also reduced the exercise price to $1.30 per share with regard to the 108,333 warrants ("Associate Warrants") issued to a group of investors, including the spouses of Alan Densen (16,667 Associate Warrants owned by her) and Anthony P. Towell (16,667 Associate Warrants owned by her), and Herbert Schneiderman (8,333 Associate Warrants owned by him), in connection with a reduction of indebtedness regarding the Company's premises; 826,710 warrants purchased by Anthony
P. Towell, the Company's Chief Financial Officer, from Scorpio Partners, L.P.; 88,816 Royce warrants issued in connection with a 1991 public offering; and 22,204 warrants in connection with a 1991 bridge loan. All these warrants have also been extended to April 11, 1999. These warrants were all adjusted as indicated so as to treat them on an equal basis and to provide incentives for them to be exercised.

The Company had employment agreements with Messrs. A. Densen, A. Towell and L. Densen, which commenced as of the effective date of the Company's 1994 public offering in April, 1994. As of July 1, 1995, these executive officers entered into new agreements. See "Executive Compensation - Employment Agreements and Change in Control Features" with regards to provisions contained in the employment agreement of Alan E. Densen, the Company's President and CEO. Similar provisions are contained in each of the employment agreements with Anthony P. Towell and Lawrence Densen. Messrs. A. Densen, L. Densen, and A. Towell have waived: (i) their right to bonuses based upon the Company's earnings for the fiscal years ended June 30, 1996 and June 30, 1997; (ii) compensation payable in the event of a Change in Control with respect to the Private Placement and anticipated Proposed Standby Rights Offering referred to in this Section; and (iii) their right to terminate their relationship with the Company, as per the terms of their respective employment agreements.

On April 18, 1995, the Company entered into an agreement with Donald to act as its investment adviser for a term of three years at a retainer of $3,000 per month. The agreement may be terminated for cause at any time and after eighteen (18) months by either party upon forty-five days notice. Donald was also granted a five year warrant to purchase 125,000 shares exercisable at $1.25 per share, the closing market price on the date of grant. James Favia, a director of the Company, serves as a consultant to Donald.

On July 10, 1995 the Company terminated its relationship with Lew Lieberbaum & Co., Inc. ("Lew Lieberbaum"), the Company's underwriter in its 1994 public offering. Pursuant to an agreement dated July 10, 1995, the Company canceled all of Lew Lieberbaum's rights under the Underwriting Agreement (the "Underwriting Agreement"), including, but not limited to, the right of first refusal to act on behalf of the Company in future transactions, the cancellation of all Underwriter's Warrants held by Lew Lieberbaum or its affiliates, their right to representation on the Company's board of directors and the termination of any obligation by holders of securities subject to a "lock-up" to obtain the permission of Lew Lieberbaum prior to sale or other disposition of said securities. At the same time, Leonard A. Neuhaus and Sheldon Lieberbaum, who are affiliated with Lew Lieberbaum, resigned as directors of the Company. In exchange, the Company issued 100,000 shares of common stock to Lew Lieberbaum.

During February 1996, Messrs. A. Densen, A. Towell and L. Densen, executive officers and directors of the Company, guaranteed to Congress overadvances to the Company of up to $500,000 in excess of the Company's eligible borrowings. The Company issued warrants for a term of five years in consideration for their guaranty to each Messrs. A. Densen, A. Towell, and L. Densen to purchase 83,478 shares of Common Stock at $0.5771 per share which expire on February 22, 2001, and are subject to anti-dilution provisions. The overadvance has since been repaid and their guarantees have been returned to them.

On June 28, 1996, the Company completed a Private Placement
Offering, pursuant to which it issued 3,990,000 shares at $0.15 per share to 20 investors, pursuant to provisions for exemption from registration under the Securities Act of 1933, as amended. These shares are to be included in the next registration statement (other than certain designated and previously filed registration statements) to be filed by the Company. The terms of the Private Placement Offering were established by negotiation between the Company and Royce Investment Group, Inc., a registered broker/dealer (the "Private Placement Agent"). Under the terms of the Private Placement Offering, 10 1/2 units (the "Units") were offered, and sold, in multiples of $57,000 per Unit. Each full Unit consists of 380,000 shares of the Company's Common Stock, par value $0.12 per share. In the event that the proposal for the Reverse Split contained herein is approved, the number of shares of Common Stock underlying each Unit will be 38,000 (see "Proposal to Amend the Certificate of Incorporation to Effect a 1-for-10 Reverse Stock Split -
Reason for Amendment"). The Company used net proceeds from the Private Placement Offering to pay off a short-term loan in the amount of $500,000 from Elono Portfolio S.A. c/o Royce Investment Group, Inc., which had been used to reduce the amount due to Congress. The Private Placement
Offering is part of a letter of intent, dated May 14, 1996, pursuant to which the Company will file a registration statement for a Proposed
Standby Rights Offering intended to yield gross proceeds to the Company of approximately $3,500,000. For a more complete discussion of the Proposed Standby Rights Offering, see "Proposal to Amend the Certificate of Incorporation to Effect a "1-For-10" Reverse Stock Split - Reason for Amendment". On July 8, 1996, the Company completed an additional private placement offering for 1,140,000 shares at $0.15 per share to 6 investors, pursuant to provisions for exemption from registration under the Securities Act of 1933 as amended. These shares are to be included in the next registration statement (other than certain designated and previously filed registration statements) to be filed by the Company.

        PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO
                EFFECT A "1-FOR-10" REVERSE STOCK SPLIT

Introduction

The board of directors is seeking shareholder approval for a proposed Amendment to the Company's certificate of incorporation (the "Amendment") which would effect a "1-for-10" reverse stock split of all of its issued shares of Common Stock.

Effect of Amendment

As of the date of this Proxy Statement, the Company is authorized to issue 20,000,000 shares of its Common Stock with 8,794,883 shares issued and outstanding. The Amendment, if approved, would effect a "1-for-10" reverse stock split, which would result in a reduction in the issued shares of the Common Stock from 8,794,883 to approximately 879,488 shares (subject to the treatment of fractional shares as set forth below). Pursuant to the terms of the proposed Amendment, each shareholder will receive one share of the Company's Common Stock for each ten shares of Common Stock now held.

If the proposal is approved, there will be approximately 19,120,512 authorized shares available for future issuance by the Company.

Reason for Amendment

In connection with the sale of the Units in the Private Placement
Offering (see "Certain Relationships and Related Transactions"), the
Private Placement Agent has entered into a letter of intent dated May 14, 1996 with the Company (the "Letter of Intent"), to act as an underwriter on a "firm commitment" basis with respect to a proposed, contemplated standby rights offering (the "Proposed Standby Rights Offering") of the Company's Common Stock. A condition of the Letter of Intent for the Proposed Standby Rights Offering is the Company's completion of a one-for-ten reverse split of all of its presently outstanding Common Stock.
Upon approval and authorization of the one-for-ten reverse split, the Company will effectuate (subject to an effective registration statement to be filed with the Securities and Exchange Commission) a rights offering ("Rights Offering") to its Common Stock holders, which is intended to yield gross proceeds of approximately $3,500,000. The number of units (the "Public Units") and the precise ratio of rights to be distributed per presently outstanding share of Common Stock will depend upon the amount of the Rights Offering, the actual price per Public Unit, and the extent of the reverse stock split. The price per Public Unit will be set at approximately 70% of the average closing bid price of the Company's Common Stock on NASDAQ for the ten (10) business days preceding the effective date of the registration statement to be filed with the Securities and Exchange Commission.

The Company's Common Stock is presently traded on the NASDAQ Small-Cap Market. During the twelve months ended July 1, 1996, the bid prices for the Common Stock ranged from a high of $2.06 to a low of $0.63. The closing price of the Common Stock on July 1, 1996 was $0.78125. The Company's board of directors is recommending this change in capitalization so as to attempt to increase the bid price of the Common Stock and to reduce the number of issued shares to a more meaningful level. In addition, due to the present bid price of the Common Stock, many brokerage firms may choose not to engage in market making activities or to effect transactions in the Company's Common Stock. Management anticipates that this problem may be alleviated to some degree if the proposed Amendment is adopted. Shareholders in negotiating stock sales through securities dealers may benefit from having a higher trading price range as compared with the present level, and to enhance and improve the long-term market for the Common Stock. A reduction in the number of issued and outstanding shares caused by the Reverse Split will increase proportionately the Company's earnings/loss per share and book value per share. Such an increase, in turn, may make the Common Stock more attractive to brokerage houses and investment banking firms, thereby expanding the number of brokers interested in and concerned about making a market for the Common Stock.

It is likely, however, that the market for the Common Stock will not be improved on a proportionate basis, at least initially. That is, the market price may not automatically increase to a price ten times higher than the market price prior to the effective date of the Reverse Split. Shareholders should note that the board of directors cannot predict what effect the Reverse Split will have on the market price of the Common Stock. No assurance can be given that approval of the Reverse Split will result in an increase in the bid price of the Common Stock.

Exchange of Shares and Elimination of Fractional Shares

If approved, the "Record Date" for exchange of outstanding shares of Common Stock will be set at the discretion of the Company's board of directors. Fractional shareholdings will result from the Reverse Split for all shareholders holding a number of shares not evenly divisible by ten. Fractional shares resulting from the Reverse Split will not be issued. For fractions equal to or greater than one-half (1/2), the Company will round up and issue a full share. For fractions less than one-half (1/2), the Company will round down.

In the event that this proposal is implemented by the Company, all shareholders, as of the Record Date, will be requested to return their old shares to the Company's transfer agent for cancellation, whereupon the shareholder will be issued a stock certificate for new shares. The Company will bear the entire cost in furnishing the new stock certificates.

The proposed Reverse Split will have the effect of increasing the number of shareholders owning "odd lots" of fewer than 100 shares. "Odd lot" transaction costs or brokerage commissions may be higher than transactions associated with "round lots", which are 100 shares or multiples thereof. The Company does not intend to purchase any "odd lots" from such shareholders.

The Reverse Split will not result in a change in the existing rights of shareholders. Further, the number of Common Shares obtainable upon the exercise of any outstanding stock options and stock warrants will also be proportionally adjusted to reflect the 1-for-10 Reverse Split. Accordingly, the proposal will not increase the potential voting power of the holders of stock options, stock warrants or management.

The Company does not believe that there will be any federal income tax consequences to it or the shareholders as a result of this proposal. In this regard, shareholders should consult their tax advisors.

The following is a summary of shares outstanding and shares reserved for options and warrants before and after the Reverse Split:

                                           Shares reserved  Shares reserved
  Shares outstanding  Shares outstanding     for Options      for Options
   before Reverse     after Reverse          and Warrants     and Warrants
     Split               Split               before Split    after Split
  -----------------  ----------------        --------------  -------------
      8,794,883             879,488            6,240,402       624,040



The Proposed Amendment

This proposed amendment to Article 3 of the Company's certificate of incorporation would permit the reverse stock split and the change in the number of shares issued by the Company.

Article 3 of the Company's certificate of incorporation currently reads as follows:

     The total number of shares of stock which the corporation shall have authority to issue is Twenty Million (20,000,000) common shares, twelve cents par value per share.

Upon the adoption of the Amendment by the shareholders and the filing thereof, the following provisions shall be added to the Company's certificate of incorporation set forth above in substantially the following form:

     The 8,794,883 issued shares of the Corporation's Common Stock, par value twelve cents per share, are hereby changed, on the basis of a one twelve-cents-par share for ten twelve-cents-par shares, into 879,488 issued shares of the Corporation's Common Stock, par value twelve cents per share.

     The 11,205,117 unissued shares of the Corporation's Common Stock, par value twelve cents per share, are hereby changed, on the basis of one and 19120512/11205117ths twelve-cents-par shares for one twelve-cents-par share, into 19,120,512 unissued shares of the Corporation's Common Stock, par value twelve cents per share.

The executive officers of the Company shall be authorized to effectuate such technical modifications to the foregoing in order to cause the filing of the Amendment by the Department of State of the State of New York. In addition, if the proposal, set forth below, to authorize preferred stock is approved at the Special Meeting, Article 3 of the Certificate of Incorporation as currently in effect will be replaced by the text set forth in the preferred stock proposal.

Vote Required for Approval

The affirmative vote by a majority of the issued and outstanding stock is required to adopt this Amendment.

The board of directors is of the opinion that the proposed Amendment, if adopted, will provide the Company with a proper capitalization and a sufficient number of shares of Common Stock to give it flexibility to meet future financing needs deemed to be in the Company's best interest.

The board of directors unanimously recommends a vote FOR the amendment to
                                                     ---
the Company's certificate of incorporation.



          PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
                     TO AUTHORIZE PREFERRED STOCK

Introduction

The Company's certificate of incorporation presently provides that the Company is authorized to issue only one class of stock, being the Common Stock (Article 3). The board of directors of the Company is seeking shareholder approval for an amendment to the certificate of incorporation to authorize an additional class of stock consisting of 1,000,000 shares of Preferred Stock par value $0.01 per share.

Effect of Amendment

The proposed amendment will give the board of directors the express authority, without further action of the stockholders, to issue shares of Preferred Stock from time to time in one or more series and to fix before issuance with respect to each series: (a) the designation and the number of shares to constitute each series, (b) the liquidation rights, if any,
(c) the dividend rights and rates, if any, (d) the rights and terms of redemption, if any, (e) whether the shares will be subject to the operation of a sinking or retirement fund, if any, (f) whether the shares are to be convertible or exchangeable into other securities of the Company, and the rates thereof, if any, (g) any limitation on the payment of dividends on the Common Stock while any such series is outstanding, if any, (h) the voting power, if any, in addition to the voting rights provided by law, of the shares, which voting powers may be general or special, and (i) such other provisions as shall not be inconsistent with the certificate of incorporation. All the shares of any one series of the Preferred Stock shall be identical in all respects.

It is likely that the holders of any series of Preferred Stock, when and if issued, will have priority claims to dividends and to any distribution upon liquidations of the Company, and may have other preferences over the Common Stock, including a preferential right to elect directors in the event preferred dividends, if any, are not paid for a specified period.

Although the Company currently has no reason to believe that a takeover attempt is likely to occur, the authorization of a class of Preferred Stock may provide the Company with a means of discouraging any such attempt, since the holders of Preferred Stock could be given the power to approve any corporate reorganization or business combination. Such stock could be privately placed directly by the Company with persons sympathetic to present management and such private placement would tend to entrench current management. In addition, the voting strength of persons seeking to obtain control of the Company could be diluted by the issuance of shares of Preferred Stock, if the two classes were to vote together.

Reason for Amendment

The purpose of the proposed amendment is to give the Company the flexibility to issue shares of Preferred Stock for financing or acquisition purposes without the delay of having to obtain stockholder approval at the time of any proposed issuance. At present the Company has no agreements or understandings to issue any of the shares of Preferred Stock which would be authorized by the proposed amendment. Once the shares of Preferred Stock have been authorized, they would be subject to issuance, except in the case of certain acquisitions.

The Proposed Amendment

If the foregoing proposal to ratify the Reverse Split is approved at the Special Meeting, it is proposed that Article 3 of the certificate of incorporation, as set forth on page 16 of the Proxy Statement, be amended to read in pertinent part in substantially the following form:

          The corporation is authorized to issue two classes of stock to be designated respectively "Common Stock" and "Preferred Stock." The total number of shares of stock which the corporation shall have authority to issue is Twenty-One Million (21,000,000). The total number of shares of Common Stock which the corporation shall have authority to issue is Twenty Million (20,000,000), twelve cents par value per share. The total number of shares of Preferred Stock which the corporation shall have the authority to issue is One Million (1,000,000), one cent par value per share. The shares of Preferred Stock may be issued from time to time in one or more series. The board of directors of the corporation is authorized to determine or alter any or all of the designations, powers, preferences and rights and the qualifications, limitations or restrictions thereof, in respect of the wholly unissued class of Preferred Stock or any wholly unissued series of Preferred Stock, and to fix or alter the number of shares comprising any series of Preferred Stock (but not below the number of shares of any such series then outstanding).


The executive officers of the Company shall be authorized to effectuate such technical modifications to the foregoing in order to cause the filing of the Amendment by the Department of State of the State of New York.

Vote Required for Approval

The adoption of the amendment of the certificate of incorporation to authorize a class of Preferred Stock requires the affirmative vote of not less than a majority of the issued and outstanding shares of common Stock. If the amendment is not so approved, the Common Stock will continue to be the only authorized class of stock.

The board of directors unanimously recommends a vote FOR the amendment of
                                                     ---
the Company's certificate of incorporation.


          PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1996
          INCENTIVE STOCK OPTION PLAN

Introduction

The board of directors unanimously recommends that the shareholders approve the 1996 Incentive Stock Option Plan.

Description of the 1996 Incentive Stock Option Plan

On May 13, 1996, the board of directors adopted, the 1996 Incentive Stock Option Plan (the "1996 Incentive Plan") under Section 422 of the Internal Revenue Code. The adoption of the 1996 Incentive Plan is subject to the approval of the Company's stockholders at the Special Meeting on August 12, 1996 and is also subject to the approval of the Reverse Split. The 1996 Incentive Plan is applicable to the Company's key employees. The purpose of the 1996 Incentive Plan is to encourage and reward key employees by giving them an opportunity to share in any future success of the Company without burdening the Company's cash resources. The 1996 Incentive Plan authorizes stock incentives for the key employees to acquire shares of the Company's Common Stock.

As adopted by the board, the 1996 Incentive Plan authorizes the grant of 300,000 shares of Common Stock (post-Reverse Split), subject to adjustment as provided in the plan. No options have been granted under the 1996 Incentive Plan to date.

The following summary provides a description of the significant provisions of the 1996 Incentive Plan. However, such summary is qualified in its entirety by reference to the full text of the 1996 Incentive Plan.

Eligibility to participate in the 1996 Incentive Plan is limited to key employees of the Company and its subsidiaries. The 1996 Incentive Plan terminates May 12, 2006. The term of each option may not exceed ten years. Options will not be transferable except upon death and, in such event, transferability will be effected by will or by the laws of descent and distribution. An option granted under the 1996 Incentive Plan may not be exercised unless, at the time of exercise, the optionee is then in the Company's employ and has completed at least twelve (12) months of continuous employment with the Company from the date of grant of the option.

Incentive Stock Options may not be granted at less than 100% of fair market value at the time of the grant. Options granted to employees who own more than 10% of the Company's outstanding Common Stock will be granted at not less than 110% of fair market value for a term of five years. The aggregate market value of stock for which Incentive Stock Options are exercisable during any calendar year by an individual is limited to $100,000, but the value may exceed $100,000 for which options may be granted to an individual. Payment of the exercise price for options under the 1996 Incentive Plan are to be made in cash or by the exchange of Common Stock having equivalent value.

For purposes of the 1996 Incentive Plan, fair market value is the last price for the Company's Common Stock as quoted by NASDAQ.

No disposition of Common Stock received upon exercise of Options shall be made within two (2) years from the date of grant of the Option nor within one (1) year after the exercise.

In the event of any future recapitalization, split-up or consolidation of shares, the number of shares and exercise price shall be proportionately adjusted.


Vote Required for Approval

A copy of the 1996 Incentive Plan is annexed hereto as Exhibit "1." The 1996 Incentive Plan must be approved by the Company's stockholders. The affirmative vote of the holders of a majority of the shares of Common
Stock represented at the Special Meeting on August 12, 1996 is required for approval of this proposal. Abstentions are not counted in determining the number of votes required to attain a majority of the outstanding shares in connection with this proposal. "Broker non-votes" (which represent shares of Common Stock held by stockbrokers and not voted by the brokers) will not be considered as votes cast in determining the outcome of this proposal.

The board of directors unanimously recommends a vote FOR approval of the
                                                     ---
adoption of the 1996 Incentive Stock Option Plan.


          PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1996
          NON-QUALIFIED STOCK OPTION PLAN

Introduction

The board of directors unanimously recommends that the stockholders approve the 1996 Non-Qualified Stock Option Plan.

Description of the 1996 Non-Qualified Stock Option Plan

On May 13, 1996, the board of directors authorized the adoption the 1996

Non-Qualified Stock Option Plan (the "1996 Non-Qualified Plan"). The adoption of the 1996 Non-Qualified Plan is subject to the approval of the Company's stockholders at the Special Meeting on August 12, 1996 and is also subject to the approval of the Reverse Split. The purpose of the 1996 Non-Qualified Plan is to encourage and reward key employees, consultants, and others by giving them an opportunity to share in any future success of the Company without burdening the Company's cash resources. The 1996 Non-Qualified Plan authorizes stock options to the key employees of the Company, consultants and others to acquire shares of the Company's Common Stock.

The 1996 Non-Qualified Plan authorizes the grant of 300,000 shares (post-Reverse Split), subject to adjustment as provided therein. No options have been granted under the 1996 Non-Qualified Plan to date. The 1996 Non-Qualified Plan terminates ten (10) years after stockholder approval. Options granted shall specify the exercise price, the duration of the option, the number of shares to which the option applies and such other terms and conditions not inconsistent with the 1996 Non-Qualified Plan as the committee, or other legally permissible entity, administering the 1996 Non-Qualified Plan shall determine provided that the option price shall not be less than 100% of the fair market value at the time the option is granted and no option may be exercisable for more than ten (10) years after the date on which it is granted. Payment of the exercise price for options under the 1996 Non-Qualified Plan is to be made in cash, by the exchange of Common Stock having equivalent value or through a "Cashless Exchange". If a Participant elects to utilize a Cashless Exercise, he shall be entitled to a credit equal to the amount of that equity by which the current Fair Market Value exceeds the option price on that number of options surrendered and to utilize that credit to exercise additional options held by him that such equity could purchase. There shall be canceled that number of options utilized for the credit and for the options exercised with such credit.

In the event of any future recapitalization, split-up or consolidation of shares, the number of shares and exercise price shall be proportionately adjusted.

The description of certain features of the 1996 Non-Qualified Plan set forth herein is subject to and qualified in its entirety by the full text of the 1996 Non-Qualified Plan, which is attached as Exhibit "2" to this Proxy Statement.

Reasons for the 1996 Non-Qualified Plan

The purpose of the 1996 Non-Qualified Plan is to provide greater flexibility and increased effectiveness in motivating the Company's employees to provide for the Company's long term growth and business success.

The 1996 Non-Qualified Plan does not qualify for treatment as an incentive stock option plan under the Internal Revenue Code. There are various tax benefits which could accrue to the Company upon the exercise of non-qualified stock options that are not be available to the Company upon the exercise of qualified incentive stock options.

Administration by Committee

The 1996 Non-Qualified Plan provides for its administration by a stock option committee, or other entity as may be authorized under Rule 16b-3 of the Act.

Federal Income Tax Consequences

The Company believes that under existing federal income tax laws, the grant of non-qualified stock options generally will create no tax consequences for a participant or the Company. A participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares received on the date of exercise of the options. The Company will be entitled to deductions to the extent that participants recognize ordinary income upon the exercise of the options. Special tax rules and elections apply under certain circumstances which may affect the timing and measurement of income recognized in connection with awards under the 1996 Non-Qualified Plan, particularly in the case of directors and officers subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended.

Vote Required for Approval

A copy of the 1996 Non-Qualified Plan is annexed hereto as Exhibit "2".
The 1996 Non-Qualified Plan must be approved by the Company's stockholders. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Special Meeting in person or by proxy is required for approval of this proposal. Abstentions are not counted in determining the number of votes required to attain a majority of the outstanding shares in connection with this proposal. "Broker Non-Votes" (which represent shares of Common Stock held by stockbrokers and not voted by the brokers) will not be considered as votes cast in determining the outcome of this proposal.

The board of directors unanimously recommends a vote FOR approval of the adoption of the 1996 Non-Qualified Stock Option Plan.


          PROCEDURE FOR SUBMISSION OF 1996 STOCKHOLDER PROPOSALS

Proposals by stockholders for inclusion in the 1996 annual meeting proxy statement must be received by Eastco Industrial Safety Corp. at 130 West 10th Street, Huntington Station, New York 11746, Attention Anthony P. Towell, prior to August 14, 1996. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

                              OTHER MATTERS

So far as the board of directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

By order of the board of directors.

Dated: July 10, 1996

                                        ALAN E. DENSEN
                                        President

                      EASTCO INDUSTRIAL SAFETY CORP.
                          130 West 10th Street
                   Huntington Station, New York 11746

     PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                            August 12, 1996
            SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned hereby appoints ALAN E. DENSEN and LAWRENCE DENSEN and each or either of them (with power of substitution) and proxies for the undersigned, to vote all shares of Common Stock of record on July 9, 1996 of EASTCO INDUSTRIAL SAFETY CORP. which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held on August 12, 1996 at 9:30 a.m. local time, or at any adjournment thereof, upon the matters set forth in the Notice of and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and, in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing said proxies are directed to vote as follows:

No.1 Authorization of amendment to certificate of incorporation to effect a one-for-ten reverse stock split.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

No.2 Authorization of amendment to certificate of incorporation to authorize preferred stock.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

No.3 Proposal to approve the adoption of the 1996 Incentive Stock Option Plan in the form attached to the Proxy Statement.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

No.4 Proposal to approve the adoption of the 1996 Non-Qualified Stock Option Plan in the form attached to the Proxy Statement.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO CONTRARY DIRECTION IS GIVEN ABOVE, AND THIS PROXY IS PROPERLY SIGNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

Your proxy is important to assure a quorum at the meeting whether or not you plan to attend the meeting in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the meeting and vote in person.



                       Dated _________________________, 1996



                       _____________________________________________
                       Signature


                       _____________________________________________
                       Signature if held jointly


                       _____________________________________________
                       Number of Shares as of July 9, 1996


                       This proxy must be signed exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney or as trustee, executor or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.